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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Foster Wheeler LLC (the "Company") on Form 10-Q for the period ended March 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Raymond
J. Milchovich, Manager, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: May 14, 2004

                                     /s/ RAYMOND J. MILCHOVICH
                                     ------------------------------------
                                     Raymond J. Milchovich
                                     Manager, President and
                                     Chief Executive Officer